UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2008
TEKELEC
(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina	27560

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 9.01 Financial Statements and Exhibits	4
EXHIBIT 10.1

i

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e)
     Amended and Restated 2003 Equity Incentive Plan
     On May 16, 2008, at the 2008 Annual Meeting of the Shareholders of Tekelec (the “Company”), the Company’s shareholders approved amendments to the Company’s Amended and Restated 2003 Equity Incentive Plan (as amended, the “2003 Plan”). The Company’s Board of Directors had approved the amendments to the 2003 Plan in March 2008, subject to shareholder approval.
     Under the 2003 Plan, the Company is authorized to grant nonstatutory stock options, restricted stock units, restricted stock awards and share appreciation rights to employees and directors of, and consultants to, the Company and its affiliates. The Company is also authorized to grant incentive stock options to employees of the Company and its affiliates.
     The amendments approved by the Company’s shareholders:
•	increased the number of shares of the Company’s Common Stock issuable under the 2003 Plan by 4,500,000 shares,

•	added directors as persons to whom awards may be granted under the 2003 Plan,

•	authorized the award of share appreciation rights under the 2003 Plan, and

•	provided for awards under the 2003 Plan that qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
     As a result of the amendments, 7,500,000 shares of the Company’s Common Stock have been authorized and reserved for issuance under the 2003 Plan since its inception.
     The foregoing description of the 2003 Plan, including the amendments approved by the Company’s shareholders on May 16, 2008, is qualified in its entirety by reference to the 2003 Plan, including the forms of Stock Option Agreement, Restricted Stock Unit Award Agreement and SAR Award Agreement attached thereto, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”).
     Amended and Restated 2004 Equity Incentive Plan for New Employees
     On May 16, 2008 and as a result of the approval of the 2003 Plan by the Company’s shareholders as described above, the Company terminated its Amended and Restated 2004 Equity Incentive Plan for New Employees (the “2004 Plan”). The 2004 Plan would otherwise have expired in July 2014. The Company will not make any additional grants under the 2004 Plan. All equity grants outstanding under the 2004 Plan as of the date of its termination will continue in effect in accordance with their terms.
     Equity Grants to Named Executive Officers
     On May 16, 2008, the Compensation Committee (the “Committee”) of the Company’s Board of Directors granted long-term equity incentive compensation awards to the Company’s executive officers named in the table below who were listed in the Summary Compensation Table included in the Proxy Statement relating to the Company’s 2008 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on April 9, 2008. The Company’s grants to these officers (the “Named Executive Officers”) were in the form of share appreciation rights and restricted stock units.
          Share Appreciation Rights
     The share appreciation rights (“SARs”) granted to the Named Executive Officers have a grant price of $16.42, vest in four equal annual installments commencing on May 16, 2009, and, if exercised, will be settled in shares of the Company’s Common Stock. Vesting is subject to the Named Executive Officer’s continued employment with the Company through the vesting date. The following table sets forth the numbers of SARs that were granted to each of the Named Executive Officers:

Name and Title of Named Executive Officer	Number of SARS
Franco Plastina	170,000
President and Chief Executive Officer

William H. Everett	100,000
Executive Vice President and Chief Financial Officer

Ronald J. de Lange	75,000
Executive Vice President, Global Product Solutions

Stuart H. Kupinsky	65,000
Senior Vice President, Corporate Affairs and General Counsel

     The SARs are also subject to customary terms and conditions which are set forth in the 2003 Plan and in the form of SAR Award Agreement attached to the 2003 Plan. The 2003 Plan, including the form of the SAR Award Agreement, is filed as Exhibit 10.1 to this
Form 8-K.
          Restricted Stock Units
     Each of the restricted stock units (“RSUs”) granted to the Named Executive Officers represents a contingent right to receive one share of the Company’s Common Stock. The RSUs granted to the Named Executive Officers will become earned and eligible for service-based vesting based on the extent to which the Company achieves Committee-approved minimum, target and maximum revenue objectives for the period beginning on April 1, 2008 and ending on December 31, 2009 (the “Measurement Period”).
     The number of RSUs that will be earned by a Named Executive Officer if the minimum revenue objective is met is equal to 50% of the number of RSUs that will be earned if the target revenue objective is met (the “Target RSUs”). The number of RSUs that will be earned if the maximum revenue number is met is equal to 150% of the Target RSUs. The following table sets forth the specific numbers of RSUs that will become earned and eligible for service-based vesting for the Named Executive Officers if the minimum, target or maximum revenue objectives are achieved. If the Company achieves revenues that fall between the minimum and target revenue objectives, or between the target and maximum revenue objectives, the RSUs will become earned and eligible for vesting on a pro rata basis. If the Company does not achieve at least the minimum revenue objective, the RSUs will be forfeited in their entirety:

	Total Number of RSUs Earned if:
	Minimum	Target	Maximum
	Revenue	Revenue	Revenue
	Objective is	Objective is	Objective is
Name and Title of Named Executive Officer	Achieved	Achieved	Achieved
Franco Plastina	25,000	50,000	75,000
President and Chief Executive Officer

William H. Everett	15,000	30,000	45,000
Executive Vice President and Chief Financial Officer

Ronald J. de Lange	12,500	25,000	37,500
Executive Vice President, Global Product Solutions

Stuart H. Kupinsky	10,000	20,000	30,000
Senior Vice President, Corporate Affairs and General Counsel

     To the extent that the RSUs are earned and become eligible for vesting, 50% of the RSUs will vest upon the Company’s filing with the Securities and Exchange Commission of its Annual Report on Form 10-K for the year ended December 31, 2009, and 50% of the RSUs will vest on the one-year anniversary of that date. Eligibility for vesting and vesting are subject to the Named Executive Officer’s continued employment with the Company through the applicable date.
      On May 16, 2008, the Committee made an additional grant of 25,000 service-based RSUs to Mr. de Lange. The RSUs vest in four equal annual installments commencing on May 16, 2009, subject to Mr. de Lange’s continued employment with the Company.
     All of the RSUs granted on May 16, 2008 are also subject to customary terms and conditions which are set forth in the 2003 Plan and in the form of Restricted Stock Unit Award Agreement attached to the 2003 Plan. The 2003 Plan, including the form of the Restricted Stock Unit Award Agreement, is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits
     The following exhibit is filed as a part of this Form 8-K:

Exhibit No.	Description

10.1	Tekelec Amended and Restated 2003 Equity Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: May 22, 2008	By:	/s/ Franco Plastina
Franco Plastina
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Tekelec Amended and Restated 2003 Equity Incentive Plan